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                                                                   EXHIBIT 10.13

APN(s):
139-34-610-007,
139-34-610-040,
139-34-210-063,
139-34-210-064

Prepared By and Upon
Recordation Return To:

Brobeck, Phleger & Harrison LLP
550 South Hope Street
Los Angeles, CA  90071-2604
Attention:        John Francis Hilson, Esq.

Mail Tax Statements To:

BARDEN NEVADA GAMING, LLC
163 Madison Avenue, Suite 2000
Detroit, Michigan  48226
Attention: Don Barden
--------------------------------------------------------------------------------


                        AGREEMENT REGARDING GROUND LEASES

THIS AGREEMENT REGARDING GROUND LEASES (this "Agreement") is made as of the 6th day of December, 2001 by BARDEN NEVADA GAMING, LLC, a Nevada limited liability company ("Barden"), whose principal place of business is located at 163 Madison Avenue, Suite 2000, Detroit, Michigan 48226, and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), whose principal place of business is located at One Boston Plaza, Suite 1800, Boston, Massachusetts 02108.

                                 R E C I T A L S

                  A. Pursuant to that certain Loan and Security Agreement, dated as of December 6, 2001 (as supplemented and otherwise amended from time to time, the "Loan Agreement"), by and among Majestic Investor Holdings, LLC, a Delaware limited liability company (the "Company"), Barden Colorado Gaming, LLC, a Colorado limited liability company, Barden Mississippi Gaming, LLC, a Mississippi limited liability company, and Barden (collectively, the "Borrower"), and Foothill, Foothill has agreed to make certain financial accommodations to Borrower. Unless the context otherwise requires, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

                                        1

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                  B. Barden has guaranteed certain obligations and liabilities under the Loan Agreement pursuant to that certain guaranty dated as of December 6, 2001, made by Barden in favor of Foothill (the "Guaranty").

                  C. Pursuant to the Loan Agreement and in order to induce Foothill to make certain financial accommodations to Borrower, the parties have, among other things, entered into that certain Deed of Trust, Security Agreement and Fixture Filing with Financing Statement and Assignment of Rents, dated as of December 6, 2001(the "Deed of Trust"), made by Barden, as trustor, to Fidelity National Title Agency of Nevada, Inc., as trustee, for the benefit of Foothill, as beneficiary, on the real property located in the City of Las Vegas, County of Clark, State of Nevada, and commonly known as Fitzgeralds Las Vegas Casino (the "Property"). Portions of the Property are owned in fee by Barden and portions of the Property are leased by Barden (collectively, the "Leased Land") pursuant to the "Ground Leases" (as hereinafter defined). The Leased Land is more particularly described on Exhibit A attached hereto and incorporated herein, and the "Ground Leases" are those leases, together with any and all amendments, modifications, and assignments thereto, more particularly described on Exhibit B attached hereto and incorporated herein.

                  D. Due to certain restrictions set forth in the Ground Leases, Foothill has agreed to not encumber the Leased Land; and Barden has agreed to not transfer or encumber the Leased Land or any portion thereof.

                              W I T N E S S E T H:

                  In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Barden and Foothill hereby agree as follows:

                  1. Negative Pledge. Barden hereby agrees that it will not create, incur, assume or suffer to exist any lien or security interest in the leasehold interests (or any portion thereof), whether currently held or hereinafter acquired, pursuant to the Ground Leases or on any portion of the Leased Land that Barden may hereinafter acquire, other than Permitted Liens.

                  2. Transfer. Except as permitted by the Loan Agreement, Barden hereby agrees that it will not convey, sell, sublease (other than space leases and room rentals in the hotel and casino located on the Leased Land), assign, transfer or otherwise dispose of, all or any portion of the leasehold interest, whether currently held or hereinafter acquired, pursuant to the Ground Leases or on any portion of the Leased Land that Barden may hereinafter acquire.

                  3. Release. Foothill hereby agrees that this Agreement will be terminated and released of record simultaneously with the termination and release of record of the lien of the Deed of Trust.

                  4. Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of California unless otherwise governed by local law.

                                       2
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                  5. Further Assurances. Barden shall, at its own expense,
perform such acts as may be necessary, or that Foothill may request at any time, to execute, acknowledge and deliver all such additional papers and instruments and will do or cause to be done all further acts and things as may be proper or reasonably necessary to carry out the purpose hereof. Without limiting the general nature of Barden's obligations set forth in the preceding sentence, in the event that, subsequent to the date hereof, Barden receives the consent of any lessor under any Ground Lease to mortgage the Leased Land subject to such Ground Lease (or is otherwise permitted to so encumber), Barden shall promptly notify Foothill of such consent and Barden shall promptly execute and deliver to Foothill a deed of trust encumbering such Leased Land, substantially in the form of the Deed of Trust, and such deed of trust shall be recorded in the official records of Clark County, Nevada.

                  6. Counterparts. This Agreement may be executed by the parties to this Agreement on separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (except that Barden may not encumber, assign or transfer any of its rights or obligations hereunder without the prior written consent of Foothill except as permitted under the Loan Agreement).

                [Remainder of this page intentionally left blank;

                            Signature page follows.]


                                       3
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                  IN WITNESS WHEREOF, Barden and Foothill have caused this
Agreement to be executed as of the day and year first above written.


                                            BARDEN NEVADA GAMING, LLC,
                                            a Nevada limited liability company

                                            By:     /s/ Michael E. Kelly
                                                    ----------------------------
                                            Name:   Michael E. Kelly
                                                    ----------------------------
                                            Title:  E.V.P., C.O.O, C.F.O
                                                    ----------------------------



                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation,
                                            as lender


                                            By:     /s/ Kevin M. Coyle
                                                    ----------------------------
                                            Name:   Kevin M. Coyle
                                                    ----------------------------
                                            Title:  Sr. Vice President
                                                    ----------------------------




                                      S-1
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STATE OF CALIFORNIA   )
                      ) SS.
COUNTY OF LOS ANGELES )

                  On December 6, 2001 before me, Donna Wolfe, Notary Public, personally appeared Michael E. Kelly personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

Donna Wolfe                                 [SEAL]
--------------------------
SIGNATURE OF NOTARY PUBLIC                  My Commission Expires:  May 28, 2003

STATE OF CALIFORNIA   )
                      ) SS.
COUNTY OF LOS ANGELES )

                  On December 6, 2001 before me, Donna Wolfe, Notary Public, personally appeared Kevin M. Coyle personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

Donna Wolfe                                 [SEAL]
--------------------------
SIGNATURE OF NOTARY PUBLIC                  My Commission Expires:  May 28, 2003